                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2000

                        HAYES LEMMERZ INTERNATIONAL, INC.
--------------------------------------------------------------------------------

Delaware                            1-11592                  13-3384636
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File Number)          Identification Number)


15300 Centennial Drive, Northville, Michigan                  48167
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


Registrant's Telephone number, including area code  (734) 737-5000
                                                    --------------

Item 5. Other Events

    On January 9, 2000, Joseph, Littlejohn & Levy Fund II, L.P. ("JLL"), on behalf of itself, TSG Capital Fund II, L.P., CIBC WG Argosy Merchant Fund 2, L.L.C., certain members of and interests associated with the Lemmerz family, Ron Cucuz, Chairman and Chief Executive Officer of Hayes Lemmerz International, Inc. (the "Company") and certain other stockholders of the Company (collectively, the "Stockholders"), sent a letter (the "Letter") to the Board of Directors of the Company offering to acquire all of the outstanding shares of the Company's Common Stock not owned by the Stockholders (the "Shares") for a price of $21 per share in cash in a merger transaction. The Stockholders currently own in excess of 75% of the Company's outstanding Common Stock.

    The Letter stated that the Stockholders were only interested in acquiring the Shares at this time and that the Stockholders had no interest in selling their equity interest in the Company.

    In response to the Letter, the Board of Directors held a meeting on January 10, 2000 and appointed a Special Committee composed of the independent directors of the Company (John S. Rodewig and Ray H. Witt) to consider the Stockholders' proposal. The Special Committee intends to retain independent legal counsel and financial advisors to assist in its review of the proposal.

    The Letter and the press releases issued by the Company regarding this matter are being filed as Exhibits to this report and are incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

          (c)  Exhibits

               99(1) Letter, dated as of January 9, 2000, from JLL, on behalf of the Stockholders, to the Board of Directors of the Company.

               99(2) Press Release of the Company dated January 10, 2000 with respect to the receipt of the Letter.

               99(3) Press Release of the Company dated January 10, 2000 with respect to the appointment of the Special Committee.



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAYES LEMMERZ INTERNATIONAL, INC.

Date: January 14,2000                   By: /s/ William D. Shovers
                                            --------------------------
                                                William D. Shovers
                                                Vice President - Finance

                                 Exhibit Index




Exhibit
Number                           Description
-------                          -----------

99(1) Letter, dated as of January 9, 2000, from JLL, on behalf of the Stockholders, to the Board of Directors of the Company.

99(2) Press Release of the Company dated January 10, 2000 with respect to the receipt of the Letter.

99(3) Press Release of the Company dated January 10, 2000 with respect to the appointment of the Special Committee.